Exhibit 99.1
Hilltop Holdings Inc. Q1 2023 Earnings Presentation April 21, 2023

Preface 2 Corporate Headquarters Additional Information 6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop-holdings.com Please Contact: Erik Yohe Phone: 214-525-4634 Email: eyohe@hilltop-holdings.com FORWARD-LOOKING STATEMENTS This presentation and statements made by representatives of Hilltop Holdings Inc. (“Hilltop” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our outlook, our business strategy, our financial condition, our efforts to make strategic acquisitions, our revenue, our liquidity and sources of funding, market trends, operations and business, taxes, the impact of natural disasters or public health emergencies, such as the current coronavirus (“COVID-19”) global pandemic, information technology expenses, capital levels, mortgage servicing rights (“MSR”) assets, stock repurchases, dividend payments, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, future benchmark rates and economic growth, anticipated investment yields, expected accretion of discount on loans in future periods, the collectability of loans, cybersecurity incidents, the outcome of litigation, and our other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building”, “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance”, “intends,” “may,” “might,” “outlook”, “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the credit risks of lending activities, including our ability to estimate credit losses and increases to the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (ii) effectiveness of our data security controls in the face of cyber attacks; (iii) changes in general economic, market and business conditions in areas or markets where we compete, including changes in the price of crude oil; (iv) changes in the interest rate environment (v) risks associated with concentration in real estate related loans; (vi) the effects of our indebtedness on our ability to manage our business successfully, including the restrictions imposed by the indenture governing our indebtedness; (vii) disruptions to the economy and the U.S. banking system caused by recent bank failures, risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators, including increases in the cost of our deposit insurance assessments; (viii) changes in state and federal laws, regulations or policies affecting one or more of our business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (ix) cost and availability of capital; (x) changes in key management; (xi) competition in our banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders and government agencies; (xii) legal and regulatory proceedings; (xiii) risks associated with merger and acquisition integration; and (xiv) our ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and other reports, that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Hilltop Holdings does not undertake an obligation to, and disclaims any duty to, update any of the information herein.

Q1 2023 3 Investor Highlights – Notes: (1) Average Bank Loans HFI reflect consolidated loans held for investment excluding margin loans from the broker-dealer business. (2) Mortgage Bankers Association Forecast, March 20, 2023. • PlainsCapital Bank generated $58.2 million in pre-tax income during Q1 2023, an increase of $11.8 million from Q1 2022 driven primarily by $12.7 million of net interest income growth, partially offset by a $1.7 million higher provision expense • Average bank loans HFI1 increased from Q4 2022 by $133 million, or 2%, as 1-4 Family Retained Mortgages and growth in our C&I portfolio more than offset lower National Warehouse Lending during the period • Due to an increase in market interest rates, average bank deposits have decreased from Q4 2022 by $363 million, or 3%, as customers have moved deposits into higher yielding assets • Bank net interest margin of 3.40% decreased 2 basis points from Q4 2022 as interest costs on deposits and other borrowings outpaced asset yields • PrimeLending incurred a $24.1 million pre-tax loss during Q1 2023, a decrease of $30.6 million from Q1 2022 • Mortgage origination volume in Q1 2023 was $1.7 billion, a decline of 54% from Q1 2022; overall industry volume expected to decline by approximately 52% over the same period2 • Gain-on-sale of loans to third parties declined by 128 basis points from Q1 2022 to 193 basis points for Q1 2023 as interest rates have increased, volumes have declined, and pricing has remained very competitive • Total expenses at PrimeLending declined by $46.1 million, or 34%, from Q1 2022. Excluding variable compensation, expenses declined by $15.4 million, or 20%, during the same period as actions have been made to resize the organization towards a smaller overall mortgage market • HilltopSecurities generated a pre-tax income of $13.4 million during Q1 2023, an increase of $22.0 million from Q1 2022 • Net revenue increased from Q1 2022 by $32.2 million as all business lines, except for Public Finance, experienced year-over-year revenue growth • Within Wealth Management money market and FDIC sweep accounts generated an increase in revenue of $13.3 million from prior year as balances benefited from higher short term interest rates ROAA ..86% EPS – Diluted $0.30 ROAE $25.8 $0.40 0.69% 5.76% 5.12% Net Income MM

$25.93 $26.93 $27.77 $28.37 $27.47 $27.08 $27.13 $27.18 $27.36 19.63% 20.22% 21.28% 21.22% 21.27% 17.24% 17.45% 18.23% 17.99% $0.12 $0.12 $0.12 $0.12 $0.15 $0.15 $0.15 $0.15 $0.16 ‐10.00% 10.00% $(1.00) $4.00 $9.00 $14.00 $19.00 $24.00 $29.00 $34.00 $39.00 $44.00 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) Common Equity Tier 1 risk based ratio Dividends per share Capital Highlights – Q1 2023 4 Capital Management and Tangible Book Value Growth TBVPS Stable Versus 3/31/22 3% CAGR Since 3/31/21 • During the quarter, HTH returned $14.9 million of capital to shareholders • $10.4 million in dividends and $4.5 million in share repurchases • Hilltop maintains approximately $1.0 billion of capital in excess of well capitalized levels 1 1 Notes: (1) Tangible common equity and tangible book value per common share (TBVPS) are non-GAAP financial measures. For a reconciliation of tangible common equity and tangible book value per share to the nearest GAAP measure, see the appendix. (2) At period end. 2 2

Hilltop Holdings – Q1 Financial Summary

$ in Millions, *except EPS* Income Statement and Key Metrics	Q1 2023	Q4 2022	QoQ%	Q1 2022	YoY%
Net interest income	$121.7	$123.4	(1%)	$100.0	22%
Noninterest income	162.5	169.8	(4%)	216.4	(25%)
Noninterest expenses	250.5	253.4	(1%)	286.4	(13%)
Efficiency ratio	*88.1%*	*86.4%*		*90.5%*	
Pre-provision net revenue[1]	**33.7**	**39.9**	**(15%)**	**30.1**	**12%**
Net charge offs (recoveries)	$0.4	($0.0)		$0.3	
Net ACL build (release)	1.9	3.6		(0.2)	
Provision for (reversal of) credit losses	**2.3**	**3.6**	**(36%)**	**0.1**	**NR**
Income before income taxes	**31.4**	**36.2**	**(13%)**	**30.0**	**5%**
Net income	**27.8**	**26.6**	**4%**	**24.1**	**15%**
Minority interest	2.0	1.0	93%	1.9	4%
Income attributable to Hilltop	**$25.8**	**$25.6**	**1%**	**$22.3**	**16%**
Return on average assets	*0.69%*	*0.63%*		*0.53%*	
Return on average equity	*5.12%*	*4.99%*		*3.60%*	
EPS - Diluted	**$0.40**	**$0.39**	**1%**	**$0.28**	**42%**
EOP Shares outstanding (in thousands)	65,023	64,685	1%	79,439	(18%)
Average assets	$16,303	$16,718	(2%)	$18,493	(12%)
EOP Assets	17,029	16,259	5%	18,357	(7%)
EOP Loans HFI, net	8,095	7,997	1%	7,707	5%
EOP Deposits	11,097	11,316	(2%)	12,667	(12%)

Notes:
(1) Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses).

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HilltopHoldings

$91.2 $95.3 $91.8 $95.4 $97.4 ($0.4) ($6.7) $0.8 $8.3 1.17% 1.20% 1.16% 1.18% 1.19% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $55.0 $60.0 $65.0 $70.0 $75.0 $80.0 $85.0 $90.0 $95.0 $100.0 3/31/2022 6/30/2022 9/30/2022 12/31/2022 Net Charge-Off Collective - Economic Conditions Specific Reserves Collective - Portfolio Changes 3/31/2023 6 Hilltop Holdings – Allowance for Credit Losses Allowance for Credit Losses at Period End 3/31/23 Reserve Composition ($ in millions) ACL / Total Loans HFI Commentary • Applied Moody’s Analytics March 2023 single macroeconomic alternative (S7) scenario for economic forecast • Reserve builds (releases) driven by new loan production, higher rates and slower expected GDP growth in 2023-2024 • ACL % of Loans HFI excluding Broker dealer margin loans and mortgage warehouse loans equated to 1.27% as of March 31, 2023 ($ in m illion s) Reserv e A CL/Loa n s HFI Comm ercial real estate $61 .5 1 .92% Comm ercial and industrial $1 6.5 1 .1 2% Construction and land dev elopm ent $6.0 0.55% 1 -4 fam ily residential $1 1 .7 0.65% Consum er $0.6 2.1 0% Broker-dealer $1 .0 0.27 % Mortgage warehouse lending $0.1 0.05% Total Reserve $97.4 1.19%

2.36% 2.75% 3.19% 3.23% 3.28% 1 .00% 1 .50% 2 .00% 2 .50% 3 .00% 3 .50% 4 .00% 4 .50% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 7 Hilltop Holdings – Net Interest Income & Margin Net Interest Margin 2 Net Interest Income Net Interest Margin Rollforward $100.0 $112.1 $123.5 $123.4 $121.7 $80.0 $85.0 $90.0 $95.0 $1 00.0 $1 05.0 $1 1 0. 0 $1 1 5. 0 $1 20.0 $1 25. 0 $1 30.0 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 3.23% Loans HFI Yield Increase 0.14% Securities Portfolio Yield Increase 0.08% Yield on Cash and Due Balances 0.07% Other 0.05% Cost of Deposits (0.20%) Borrowings (0.09%) Q1 2023 3.28% Q4 2022 Key Drivers & Statistics Q1'22 Q4'22 Q1'23 ($ in m illion s, ex cept a s n oted) HT H Consolidated Av erage Earning Assets ($B) $17 .2 $15.2 $15.1 Banking Accretion Income $2.5 $2.2 $1.9 PPP Balance (period end) $38 $0 $0 PPP Interest & Fee Income $1.8 $0.0 $0.0 Cash and Due (Av g. Balance) $3,17 6 $1,7 91 $1,542 Mortgage Loans Held for Sale (period end) $1,644 $983 $1,040 ($ in millions)

8 Hilltop Holdings – Q1 2023 Liquidity Update Available Liquidity Interest-Bearing Deposit Beta Deposit Average Balance and Costs ($ in billions) • Marginal beta expectations of 75% - 100% for any additional Fed rate changes • Expecting two additional 25 basis point rate hikes from the Fed during the second quarter ($ in millions, at period end) FHLB Capacity 3,7 1 4 Inv estment Portfolio (av ailable) 1 ,637 Fed Deposits (excess daily requirements) 1 ,601 Total 6,952 $ Av ailable liquidity from Fed discount window 21 2 Total available Liquidity 7,164 $

$7.0 $6.4 $6.1 $6.2 $5.7 $4.7 $4.6 $4.5 $4.0 $3.8 $0.8 $0.8 $0.7 $1.1 $1.6 $0.2 $0.1 $12.7 $11.9 $11.4 $11.3 $11.1 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Interest-Bearing Deposits Noninterest-Bearing Deposits Broker Dealer Sweep Deposits Brokered Deposits 9 Deposit Mix at Period End Hilltop Holdings – Deposits Key Drivers & Statistics Q1'22 Q4'22 Q1'23 Av erage Deposits ($B) $1 2.7 $1 1 .4 $1 1 .0 Cost of Interest-Bearing Deposits1 0.21% 1.57% 2.01% Cost of Total Deposits1 0.13% 0.98% 1.32% Interest-Bearing Deposits by Type at 3/31/2023 ($ in billions) 62% 21% 12% 4% Demand Money Market Time Other Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) Annualized. (2) Other includes Savings and Brokered Deposits 2

$1 43.2 $1 40.1 $98.2 $7 1.4 $68.8 $60.7 $87 .7 $1 00.8 $92.8 $90.6 $1 2.8 $1 2.5 $1 2.2 $1 1 .9 $1 1 .2 ($0.2) ($0.9) ($4.2) ($6.3) ($8.2) $216.4 $239.3 $207.0 $169.8 $162.5 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Corporate, other and eliminations PlainsCapital Bank HilltopSecurities PrimeLending 10 Hilltop Holdings – Noninterest Income Noninterest Income Year-over-Year Noninterest Income ($MM) Key Drivers & Statistics ($ in millions) Q1 2022 $216.4 Mortgage Production Income & Fees (7 4.2) Securities and Inv estment Adv isory Fees & Commissions (8.8) Other Income 29.1 Q1 2023 $162.5 Q1'22 Q4'22 Q1'23 Broker Dealer TBA Lock Volume ($mm) $1,110 $67 5 $1,188 Mortgage Origination Volume ($B) $3.8 $2.0 $1.7 Net gains from mortgage loan sales (bps): Loans sold to third parties 321 211 193 Impact of loans sold to bank (9) (19) (7) As reported 312 192 186

$203.5 $204.5 $201.9 $194.6 $194.1 $82.9 $94.0 $86.9 $58.8 $56.4 $286.4 $298.5 $288.7 $253.4 $250.5 90.5% 85.0% 87.4% 86.4% 88.1% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Variable Compensation Expenses Other Than Variable Compensation Efficiency Ratio 11 Hilltop Holdings – Noninterest Expenses Noninterest Expenses and Efficiency Ratio Year-over-Year Noninterest Expense ($MM) Key Drivers & Statistics Note: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. 1 ($ in millions) Q1 2022 $286.4 Compensation and Benefits (32.2) Occupancy and Equipment (1 .9) Professional Serv ices 0.6 Other Expenses (2.4) Q1 2023 $250.5 Q1'22 Q4'22 Q1'23 Banking Full-Service Branches 58 59 59 Efficiency Ratio (Bank Only ) 55.7% 48.9% 48.4% Mortgage Variable Compensation ($mm) $56.2 $26.7 $25.6 Variable Comp / Originated Volume 1.49% 1.31% 1.48% Efficiency Ratio (PrimeLending Only ) 95.4% 138.2% 137 .3% Broker-Dealer Variable Compensation ($mm) $26.6 $32.0 $30.8 Compensation / Net Revenue 7 7 .3% 56.6% 59.7%

22% 17% 21% 13% 22% 4% CRE - Non-owner occupied CRE - Owner occupied Commercial and industrial Construction and land development 1-4 family residential & Consumer Margin loans at Broker-Dealer $5.9 $6.1 $6.1 $6.1 $6.2 $0.5 $0.5 $0.4 $0.4 $0.4 $1.0 $1.1 $1.2 $1.3 $1.4 $0.3 $0.3 $0.2 $7.8 $0.2 $0.2 $7.9 $7.9 $8.1 $8.2 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Mortgage Warehouse Lending 1 - 4 Family PrimeLending Retained Mortgages Broker-Dealer Loans All Other Loans 12 Notes: (1) 1-4 Family PrimeLending Retained Mortgages are loans purchased at par by PlainsCapital Bank from PrimeLending. These are exclusive of the 1-4 family residential mortgages originated through PlainsCapital Bank. The sum of the period amounts may not equal the total amounts due to rounding. Loan Mix at Period End Hilltop Holdings – Loans Key Drivers & Statistics Q1'22 Q4'22 Q1'23 Av erage Loans HFI Balance ($B) $7 .8 $7 .8 $7 .9 Annualized Loan HFI Yield % 4.06% 5.42% 5.7 9% Gross Loans HFI by Type at 3/31/23 ($ in billions) 1

2.1x 2.7 x 2.6x 3.1x 3.5x 1.25% 1.27% 1.21% 1.24% 1.23% 0.00% 0.50% 1.00% 1.50% 2.00% 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 ACL/Bank NPLs ACL/Bank Loans HFI 282 1,223 2,7 35 (21) 419 0.02% 0.07% 0.15% 0.00% 0.02% -1.00% -0.80% -0.60% -0.40% -0.20% 0.00% 0.20% 0.40% (1,000) 0 1,000 2,000 3,000 4,000 5,000 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 ($000) NCOs NCOs/Avg. Bank Loans HFI 2.8% 2.5% 2.6% 2.6% 2.7% 2.8% 2.5% 2.7% 2.6% 2.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 % of Bank Loans Classified Special Mention $46,449 $37,197 $36,260 $32,645 $30,580 0.64% 0.50% 0.48% 0.43% 0.39% 0.00% 0.25% 0.50% 0.75% 1.00% $0 $25,000 $50,000 $75,000 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Total NPAs Total NPAs/(Bank Loans HFI + OREO) 13 Hilltop Holdings – Asset Quality Criticized Loans Non-Performing Assets Notes: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans). (1) Total NPAs included non-accrual loans, accruing TDRs, OREO and other repossessed assets. Net Charge-Offs (Recoveries) Allowance for Credit Losses 1 1

14 Hilltop Holdings – 2023 Outlook Outlook (Market Dependent) Loan Growth (Full year average HFI loan growth) • Full year average bank loan growth 0% – 2% (excluding retained mortgages from PrimeLending and National Warehouse Lending) • Expect to retain $0 – $20 million per quarter of mortgages from PrimeLending Deposit Growth (Full year average deposit growth) • Full year average total deposits to decline 7% to 13% Net Interest Income • NII growth 0% – 5% driven by higher interest rates • Outlook assumes Fed Funds rate peaks during Q2 2023 • Deposit betas 55 – 65% (through the cycle) Noninterest Income • Mortgage gain on sale margins full year average 195-215 bps (third party sales) • Full year mortgage origination volume $8 – $12 billion • Broker Dealer fees increase 5% – 10% Noninterest Expense • Non-variable expenses decrease 5% – 10% • Variable expenses to follow revenue contribution from fee businesses Provision Expense / (Reversal) • Full year provision/ total loans HFI: 10 – 25 basis points Effective Tax Rate (GAAP) • 22 – 24% full year basis

Appendix 15

55.7% 50.4% 48.9% 48.9% 48.4% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 2.65% 2.97% 3.42% 3.42% 3.40% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 PlainsCapital Bank – Highlights Q1 2023 16 Efficiency Ratio1 Notes: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. Net Interest Margin Key Highlights Q1 2022 Q1 2023 ROAA 0.98% 1 .44% Full Serv ice Branches (period end) 58 59 Net Interest Margin 2.65% 3.40% Assets ($B) (period end) $1 4.9 $1 3.7 Summary Results ($ in millions) Q1 2022 Q1 2023 Net Interest Incom e $92.1 $1 04.8 Prov ision for (rev ersal of) Credit Losses (0.1) 1 .6 Noninterest Income 1 2.8 1 1 .2 Noninterest Expense 58.4 56.1 Income Before Taxes $46.5 $58.2

17 PrimeLending – Highlights Gain on Sale Overview Notes: (1) Gain on Sale calculated as net gains from sale of loans divided by sales volume. Reported Gain on Sale reflects impact of loans retained by PlainsCapital Bank Mortgage Origination Volume 1 $3.8 $3.8 $3.0 $2.0 $1.7 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 312 253 218 192 186 321 260 227 211 193 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 0 50 100 150 200 250 300 350 400 Reported Gain on Sale (bps) Gain on Sale of Loans Sold to Third Parties (bps) ($ in billions) Q1 2023 Summary Results ($ in millions) Q1 2022 Q1 2023 Net Interest Income (Expense) ($1 .8) ($4.2) Noninterest Income 1 43.2 68.8 Noninterest Expense 1 34.9 88.8 Income (Loss) Before Taxes $6.5 ($24.1) Key Highlights Q1 2022 Q1 2023 Origination Volume ($m m) $3,7 64 $1 ,7 33 % Purchase 7 3% 93% Sales Volume ($mm) $3,869 $1 ,662 MSR Asset ($m m) (period end) $1 00 $1 03

HilltopSecurities – Highlights Q1 2023 18 Notes: (1) Other FDIC Insured Balances includes account balances that cannot be held at PCB as the FDIC insured limit has been met on certain individual accounts The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10-Q due to grouping of certain business lines into ‘Other’. Net Revenues by Business Line Summary Results ($ in millions) Q1 2022 Q1 2023 Net Interest Incom e $1 1 .5 $1 3.9 Prov ision for (Rev ersal of) Credit Losses 0.2 0.7 Noninterest Incom e 60.7 90.6 Noninterest Expense 80.6 90.3 Income Before Taxes ($8.6) $13.4 Key Highlights Q1 2022 Q1 2023 Com pensation/Net Rev enue (%) 7 7 .3% 59.7 % Pre-tax Margin % (1 1 .9%) 1 2.8% FDIC Insured Balances at PCB (period end) $7 84 $1 ,602 Other FDIC Insured Balances (period end) $1 ,603 $848 Public Finance Offerings $7 ,022 $9,7 20 TBA Lock Volum e $1 ,1 1 0 $1 ,1 88 Key Highlights Q1 2022 Q1 2023 Public Finance Serv ices $1 8.9 $1 8.3 Fixed Income Serv ices 1 1 .2 1 6.4 Wealth Management Retail 27 .8 30.0 Clearing Serv ices 7 .7 1 2.7 Securities Lending 1 .3 1 .7 Structured Finance 4.8 1 9.7 Other 0.5 5.7 Net Revenues $72.2 $104.5 1

Non-GAAP to GAAP Reconciliation and Management's Explanation of Non-GAAP Financial Measures

Tangible Common Equity, is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders' equity reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity.

Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop's tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity.

Hilltop Consolidated

Reconciliation of Tangible Common Equity and Tangible Book Value Per Share *($ '000, except per share amounts)*	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023
Total Stockholders' Equity	$2,419,185	$2,470,281	$2,476,371	$2,522,668	$2,463,933	$2,029,577	$2,031,811	$2,036,924	$2,056,711
Less:									
Goodwill	267,447	267,447	267,447	267,447	267,447	267,447	267,447	267,447	267,447
Other intangible assets, net	19,035	17,705	16,455	15,284	14,233	13,182	12,209	11,317	10,544
Tangible Common Equity	**$2,132,703**	**$2,185,129**	**$2,192,469**	**$2,239,937**	**$2,182,253**	**$1,748,948**	**$1,752,155**	**$1,758,160**	**$1,778,720**
Shares outstanding as of period end	82,261	81,153	78,959	78,965	79,439	64,576	64,591	64,685	65,023
Book Value Per Share (Common Stockholders' Equity / Shares Outstanding)	$29.41	$30.44	$31.36	$31.95	$31.02	$31.43	$31.46	$31.49	$31.63
Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding)	**$25.93**	**$26.93**	**$27.77**	**$28.37**	**$27.47**	**$27.08**	**$27.13**	**$27.18**	**$27.36**

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HilltopHoldings